UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 11, 2005

                            HAMPSHIRE GROUP, LIMITED

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             (Exact name of registrant as specified in its charter)

        Delaware                    000-20201              06-0967107
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(State or other jurisdiction       (Commission           (IRS Employer
    of incorporation)               File Number)       Identification No.)

215 Commerce Boulevard, Anderson, South Carolina              29625
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (864) 225-6232

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02. Results of Operations and Financial Condition.

The information set forth under this "Item 20.02. Results of Operations and Financial Condition", including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Attached as Exhibit 99.1 is a copy of a press release of Hampshire Group, Limited, dated May 9, 2005, announcing certain financial results for its first quarter ended April 2, 2005. Also attached is a copy of a press release announcing a two-for-one stock split and stock repurchase program.


ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 -- Press release issued by Hampshire Group, Limited on May 9, 2005 announcing first quarter 2005 results.

Exhibit 99.2 -- Press release issued by Hampshire Group, Limited on May 9, 2005 announcing a two-for-one stock split and stock repurchase program.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HAMPSHIRE GROUP, LIMITED


Date: May 11, 2005                         By: /s/ Charles W. Clayton
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                                           Charles W. Clayton
                                           Chief Financial Officer
                                           (Principal Financial Officer)